UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2006

SM&A

(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 975-1550

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2006, SM&A, a California corporation, entered into Amendment Number 6 to the Employment Agreement (the “Agreement”) with Cathy L. McCarthy (formerly Wood), President and Chief Operating Officer of the Company.

A copy of the Agreement is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

Amendment Number 6 to the Employment Agreement with Cathy L. McCarthy dated August 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

August 23, 2006	By:	/s/ Steve D. Handy
Name: Steve D. Handy
Title: SVP, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Amendment Number 6 to the Employment Agreement with Cathy L. McCarthy dated August 22, 2006.